                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                               --------------------
                                                     FORM 8-K

                                                  CURRENT REPORT
                                                    Pursuant to

                                              Section 13 or 15(d) of

                                        THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report (Date of Earliest Event Reported): October 1, 2004
                                                                           ---------------
                                               --------------------
                                               U.S. Can Corporation
                              (Exact name of registrant as specified in its charter)

              Delaware                                 1-13678                              06-1094196

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)

                                             700 East Butterfield Rd.
                                                     Suite 250
                                                 Lombard, IL 60148

                           (Address, of principal executive offices, including zip code)

                                                  (630) 678-8000

                                (Registrant's Telephone number including area code)

Item 1.01.        Entry into a Material Definitive Agreement.
                  ------------------------------------------

                  On October 1, 2004,  U.S. Can Corporation  (the  "Company"),  United States Can Company,  certain financial  institutions (as "Lenders") and Deutsche Bank Trust Company Americas,  as administrative agent, entered  into  Amendment  No. 1 and Waiver to Credit  Agreement  (the  "Amendment")  with respect to their
         Credit  Agreement dated as of June 21, 2004 (the "Credit  Agreement").  Among other things,  the Amendment increases  each of the  Applicable  Base Rate Margin and the  Applicable  Eurocurrency  Margin by 25 basis points,  both with respect to Revolving  Loans and Term B Loans.  In addition,  the Lenders have agreed to waive certain Events of Default  provided that the Company  furnishes  required  financial  information by
         November 5, 2004. In  consideration  of the execution of the Amendment,  the Company has agreed to pay the consenting  Lenders a fee equal to 0.25% of their  outstanding loans and commitments as of the date of the
         Amendment.

Item 7.01.        Regulation FD Disclosure.
                  -------------------------

                  The Company entered into the Credit  Agreement on June 21, 2004,  which replaced its prior former
         Senior  Secured  Credit  Facility and a secured term loan of $16.5  million,  secured by a mortgage on the
         Company's  Merthyr  Tydfil,  U.K  facility.  The Credit  Agreement  provides for  aggregate  borrowings of
         $315.0 million consisting of a $250.0 million Term B Loan and a $65.0 million Revolving Loan.

                  Borrowings  under the Term B Loan are due and  payable in  quarterly  installments  of  $625,000, which  began on June 30,  2004,  until the final  balance is due on January 15,  2010.  The Term B Loan is subject to automatic  extension to June 21, 2011 if the Company  meets  certain  criteria  relating to the refinancing  of its 10 7/8% Senior  Secured Notes and 12 3/8% Senior  Subordinated  Notes prior to January
         10, 2010.  The Revolving  Loan is available  until June 21, 2009. In addition,  the Company is required to prepay a portion of the Term B Loan upon the occurrence of certain specified events.

                  Borrowings  under the Credit Agreement are secured by a first priority  security  interest in all existing  and  after-acquired  assets of the Company and its direct and  indirect  domestic  subsidiaries'
         existing and after-acquired assets,  including,  without limitation,  real property and all of the capital stock owned of the Company's direct and indirect domestic  subsidiaries  (including  certain capital stock of their direct foreign subsidiaries only to the extent permitted by applicable law).

                  Under the Credit Agreement,  the Company is required to meet certain  financial tests,  including achievement of a minimum  interest  coverage  ratio, a maximum total leverage  ratio, a maximum first lien leverage ratio,  and maximum annual capital  expenditures.  The restrictive  covenants limit the Company's ability to incur liens and debt,  sell assets,  pay dividends or make  distributions,  repurchase debt and to make certain loans, investments or acquisitions.

                  A copy of the Credit  Agreement is attached hereto as Exhibit 10.1 and is incorporated  herein by reference.

Item 9.01.         Financial Statements and Exhibits.
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(c)      Exhibits:
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10.1       Credit Agreement dated as of June 21, 2004 by and among U.S. Can Corporation, United States Can
                   Company, certain financial institutions and Deutsche Bank Trust Company Americas.

10.2       Amendment No. 1 and Waiver to Credit Agreement dated as of October 1, 2004 by and among U.S. Can
                   Corporation, United States Can Company, certain financial institutions and Deutsche Bank Trust
                   Company Americas.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. CAN CORPORATION

                                                     By:   /s/ Sandra  K. Vollman
                                                       --------------------------
                                                     Name:  Sandra K. Vollman
                                                     Title:   Senior Vice President and Chief
                                                              Financial Officer

Date: October 6, 2004.

                                                   EXHIBIT INDEX
                                                   -------------

         The following designated exhibits are filed herewith:

10.1     Credit Agreement dated as of June 21, 2004 by and among U.S. Can Corporation, United States Can Company, certain financial institutions and Deutsche Bank Trust Company Americas.

10.2     Amendment No. 1 and Waiver to Credit Agreement dated as of October 1, 2004, by and among U.S. Can
         Corporation, United States Can Company, certain financial institutions and Deutsche Bank Trust Company
         Americas.